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EXHIBIT 10.20
                             CERTIFICATE OF MERGER

                                      OF

                              CINEPORTS.COM, INC.
                           (a Delaware corporation)

                                      AND

                                CINEPORTS, INC.
                            (a Nevada corporation)


It is hereby certified that:

     1. The constituent business corporations participating in the merger herein certified are:

          (i) Cineports.com, Inc., having its principal executive offices at 1000 Vermont Avenue, N.W., Suite 450, Washington, D.C. 20005, which is incorporated under the laws of the State of Delaware; and

          (ii) Cineports, Inc., having its principal executive offices at 12868 Via Latina, DelMar, California 92014, which is incorporated under the laws of the State of Nevada.

     2. A Plan and Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Cineports.com, Inc. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware and by Cineports, Inc. in accordance with the laws of the State of Nevada.

     3. The name of the surviving corporation in the merger herein certified is Cineports, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the laws of the State of Nevada.

     4. The certificate of incorporation of Cineports, Inc., as now in force and effect, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed pursuant to the provisions of the laws of the State of Nevada.



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     5.   The executed Plan and Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

                          Cineports, Inc.
                          12868 Via Latina
                          DelMar, California  92014

     6. A copy of the aforesaid Plan and Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

     7. The aforesaid surviving corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Cineports.com, Inc., as well as for enforcement of any obligation of said surviving corporation arising from the merger herein certified, including any suit or other proceeding to enforce the right, if any, of any stockholder of Cineports.com, Inc. as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                          Cineports, Inc.
                          12868 Via Latina
                          DelMar, California  92014

     8. The Plan and Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on July 10, 2002 [insofar as the General Corporation Law of the State of Delaware shall govern said effective date.]

Dated:   July 10, 2002
                                    Cineports.com, Inc.

                              By:
                              ___________________________________
                              Jefferson D. Simmons, President

Dated:   July 10, 2002
                                    Cineports, Inc.

                              By:
                              ____________________________________
                              Edward E. Litwak, President


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